UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Griffin Institutional Access Real Estate Fund

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Griffin Institutional Access Real Estate Fund

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, California 90245

Tel (310) 469-6100

March 21, 2018

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders (the “Special Meeting”) of Griffin Institutional Access Real Estate Fund (the “Fund”). At the Special Meeting, shareholders of the Fund will be asked to approve a new Investment Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) between the Fund’s investment adviser, Griffin Capital Advisor, LLC (the “Adviser”), and CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is a newly-formed entity indirectly owned by (i) members of CenterSquare’s management team; (ii) private funds sponsored by Lovell Minnick Partners LLC, a private equity firm (“Lovell Minnick”); and (iii) certain co-investors.

In September 2017, CenterSquare Investment Management, Inc. (“CSIM”), the Fund’s former sub-adviser, announced that it signed a definitive agreement to separate from its parent, The Bank of New York Mellon (“BNY Mellon”). BNY Mellon agreed to sell the assets of CSIM to certain members of CenterSquare’s management team and private funds sponsored by Lovell Minnick, and certain co-investors (the “Transaction”) on January 2, 2018 (the “Effective Date”). Under the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction created a change in control in CSIM, which thereby resulted in an “assignment” and automatic termination of the Fund’s previous Investment Sub-Advisory Agreement with CSIM (the “Previous Agreement”) on the Effective Date.

On November 20, 2017, the Board of Trustees of the Fund (the “Board”) considered and approved CenterSquare, as an interim investment sub-adviser to the Fund, subject to shareholder approval, in order for CenterSquare to continue to provide services to the Fund without disruption. The current Interim Investment Sub-Advisory Agreement (the “Interim Agreement”) for the Fund between the Adviser and CenterSquare went into effect on January 2, 2018. The Interim Agreement will continue for the earlier of (i) 150 days from the effective date of the agreement, or (ii) the date that the New Sub-Advisory Agreement is approved by the shareholders of the Fund. Under the 1940 Act, a new sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Sub-Advisory Agreement in order to ensure that CenterSquare can continue to provide uninterrupted service as sub-adviser to the Fund after the Interim Agreement’s term ends.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to CenterSquare under the New Sub-Advisory Agreement and the Interim Agreement will be the same as that payable by the Adviser to CenterSquare under the Previous Agreement. The New Sub-Advisory Agreement and Interim Agreement are substantially similar in all material respects to the Previous Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Sub-Advisory Agreement and the Interim Agreement.

After careful review, the Board has unanimously approved the New Sub-Advisory Agreement, subject to shareholder approval. The Board recommends that you read the enclosed materials carefully and then vote to approve the New Sub-Advisory Agreement.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

•	By Internet. Have your proxy card available. Go to www.proxypush.com/realestatefund. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call (866) 858-9058. Follow the recorded instructions. If you would like to speak to a live representative and cast your vote, please call (844) 239-1300.

•	In Person. Any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting.

We encourage you to vote through the internet or by telephone using the number that appears on your proxy card. If you later decide to attend the Special Meeting, you may revoke your proxy and vote your shares in person at the Special Meeting. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Thank you for your response and for your continued investment with the Fund.

Sincerely,

/s/ Kevin A. Shields

Kevin A. Shields
President
Griffin Institutional Access Real Estate Fund

Griffin Institutional Access Real Estate Fund

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, California 90245

Tel (310) 469-6100

NOTICE OF SPECIAL MEETING

March 21, 2018

Griffin Institutional Access Real Estate Fund (the “Fund”) will hold a Special Meeting of Shareholders of the Fund on April 30, 2018 at 10:00 a.m. Pacific Time (the “Special Meeting”). The Special Meeting will take place at the Fund’s principal office, which is located at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245 for the following purposes:

1.	To approve an Investment Sub-Advisory Agreement for the Fund between Griffin Capital Advisor, LLC, the Fund’s adviser, and CenterSquare Investment Management LLC, the Fund’s proposed investment sub-adviser; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on February 6, 2018 are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Returning your proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person.

By Order of the Board of Trustees,

/s/ Randy Anderson

Randy Anderson
Secretary

El Segundo, California

March 21, 2018

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by internet and telephone. See “Voting Procedures” in the Proxy Statement for additional information.

Griffin Institutional Access Real Estate Fund

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, California 90245

Tel (310) 469-6100

PROXY STATEMENT

Special Meeting of Shareholders to be held on April 30, 2018

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Griffin Institutional Access Real Estate Fund, a Delaware statutory trust (the “Fund” or the “Trust”), to be used at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on April 30, 2018 at 10:00 a.m. Pacific Time, for the purposes set forth in the accompanying notice. The Special Meeting will take place at the Fund’s principal office, which is located at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245.

Shareholders of record of the Fund at the close of business on February 6, 2018 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders of the Fund will vote as a single class on the Proposal.

Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting and at any adjournments or postponements thereof. Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of approving the proposed Investment Sub-Advisory Agreement for the Fund (the “New Sub-Advisory Agreement”), as summarized below in the Proposal. Unsigned proxies will not be counted as present at the Special Meeting. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number, or through the Internet. To be effective, such revocation must be received before the Special Meeting. In addition, any shareholder who attends the Special Meeting in person may vote at the Special Meeting, thereby canceling any proxy previously given.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is March 21, 2018. Proxies may be submitted by mail, telephone or internet. Please follow the instructions on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on April 30, 2018: This Proxy Statement is available at http://www.proxypush.com/realestatefund.

PROPOSAL: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN GRIFFIN CAPITAL ADVISOR, LLC AND CENTERSQUARE INVESTMENT MANAGEMENT LLC

Introduction

The Board is proposing the approval of the New Sub-Advisory Agreement for the Fund between Griffin Capital Advisor, LLC (the “Adviser”) and CenterSquare Investment Management LLC (the “Sub-Adviser” or “CenterSquare”). CenterSquare is a newly-formed entity indirectly owned by (i) members of CenterSquare’s management team; (ii) private funds sponsored by Lovell Minnick Partners LLC, a private equity firm (“Lovell Minnick”); and (iii) certain co-investors.

In September 2017, CenterSquare Investment Management, Inc. (“CSIM”), the Fund’s former sub-adviser, announced that it signed a definitive agreement to separate from its parent, The Bank of New York Mellon (“BNY Mellon”). BNY Mellon agreed to sell the assets of CSIM to certain members of CenterSquare’s management team and private funds sponsored by Lovell Minnick, and certain co-investors (the “Transaction”) on January 2, 2018 (the “Effective Date”). Under the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction created a change in control in CSIM, which thereby resulted in an “assignment” and automatic termination of the Fund’s previous Investment Sub-Advisory Agreement with CSIM (the “Previous Agreement”) on the Effective Date.

On November 20, 2017 at an in-person Board meeting, the Board, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”), considered and approved CenterSquare, as an interim investment sub-adviser to the Fund, subject to shareholder approval, in order for CenterSquare to continue to provide services to the Fund without disruption. The current Interim Investment Sub-Advisory Agreement (the “Interim Agreement”) for the Fund between the Adviser and CenterSquare went into effect on January 2, 2018. The Interim Agreement will continue for the earlier of (i) 150 days from the effective date of the agreement, or (ii) the date that the New Sub-Advisory Agreement is approved by the shareholders of the Fund. Under the 1940 Act, a new sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Sub-Advisory Agreement in order to ensure that CenterSquare can continue to provide uninterrupted service as sub-adviser to the Fund after the Interim Agreement’s term ends.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to CenterSquare under the New Sub-Advisory Agreement and the Interim Agreement will be the same as that payable by the Adviser to CSIM under the Previous Agreement. The New Sub-Advisory Agreement and the Interim Agreement are substantially similar in all material respects to the Previous Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Sub-Advisory Agreement and the Interim Agreement. CenterSquare has represented to the Board that there will be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the New Sub-Advisory Agreement.

Information about CenterSquare and Lovell Minnick

CenterSquare, headquartered at 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462, is an investment advisory firm registered with the U.S. Securities and Exchange Commission (the “SEC”) specializing in actively managed real estate and infrastructure strategies. CenterSquare is a newly-formed entity indirectly owned by members of CenterSquare’s management team, private funds sponsored by Lovell Minnick, and certain co-investors. All of CSIM’s former employees have continued their roles as employees of CenterSquare following the completion of the Transaction. CenterSquare or its predecessor, CSIM, has served as the Fund’s sub-adviser since the Fund commenced operations on June 30, 2014. CenterSquare has assets under management of approximately $9.6 billion as of December 31, 2017.

CenterSquare does not expect any changes to the portfolio managers responsible for the Fund as a result of the Transaction. In addition, CenterSquare has no current plans to change the manner in which investments are selected for the Fund’s portfolio. CenterSquare assists the Adviser by managing the portion of the Fund’s investment portfolio that is allocated to publicly traded securities, such as common and preferred stocks, and debt securities of issuers that are principally engaged in, or related to, the real estate industry, including those that own significant real estate assets. Under normal circumstances, such securities will likely comprise between 5% and 50% of the Fund’s portfolio. For purposes of the strategy’s investment policies, CenterSquare considers a company to be in the real estate industry if it derives at least 50% of its revenues from, or if it has at least 50% of its assets in, companies principally engaged in the real estate industry, including REITs. The strategy usually holds approximately 40 to 60 stocks.

The Adviser, with CenterSquare, has developed a customized public market investment strategy in line with the objectives of the Fund. This strategy is comprised of a diversified portfolio of real estate securities identified as undervalued relative to their peers to provide investors with attractive, risk-adjusted returns. CenterSquare aims to uncover low-relative price opportunities across sectors and at different turning points in the real estate cycle by looking beyond the obvious factors of stock price and underlying real estate value. CenterSquare’s strategy recognizes that real estate securities are not simply stock, or real estate, but hybrid financial investments. As such, securities are valued on a number of factors, such as the value of the firm’s property portfolio, as well as critical business and market factors, which include: the company’s capitalization, its position within public capital markets, and quality of its management team. Based on industry-specific analyses that evaluate stock values as well as operational and qualitative factors, CenterSquare selects approximately 40-60 stocks that it believes offer the most promising total return potential. The portfolio is diversified across sector, region and company. Stock weightings are determined through the use of a rigorous risk control process, which helps enable CenterSquare to maximize the portfolio’s risk-adjusted total returns.

CenterSquare does not currently serve as investment adviser or sub-adviser to any registered investment companies that have a similar investment objective or similar investment management policies as the Fund.

CenterSquare is a limited liability company formed under the laws of the State of Delaware. As a result of the Transaction, Lovell Minnick-sponsored private funds and certain co-investors indirectly own approximately 80% of the equity interests of CenterSquare based on capital invested, and certain members of CenterSquare’s management team indirectly own approximately 20% of the equity interests of CenterSquare based on capital invested. Through its control as general partner of the private funds sponsored by the firm, Lovell Minnick may be deemed to indirectly control CenterSquare as a result of the Transaction. The investors in the private funds sponsored by Lovell Minnick include endowments, insurance companies, and pension funds. No single member of CenterSquare’s management team, nor any co-investor, will own more than 25% of CenterSquare’s voting securities as of the Effective Date. The foregoing notwithstanding, as a result of the allocation of profits interests in CenterSquare, CenterSquare’s management team has a significant ongoing economic interest in CenterSquare, which is well in excess of the equity position of CenterSquare’s management team described above.

The names, titles, and principal occupations of the officers of CenterSquare are set forth below. The business address for each person listed below is 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462.

Name	Title	Principal Occupation
Joseph Law	Chief Financial Officer and Chief Compliance Officer	CFO and CCO, CenterSquare
E. Todd Briddell	Chief Executive Officer and Chief Investment Officer	CEO and CIO, CenterSquare
Scott Crowe	Chief Investment Strategist	Chief Investment Strategist, CenterSquare
Frank J. Ferro	General Counsel	General Counsel, CenterSquare
Davis Rabin	Managing Director of Private Real Estate	Managing Director of Private Real Estate, CenterSquare
Scott Maguire	Director and Global Head of Client Service and Marketing	Director and Global Head of Client Service and Marketing, CenterSquare
Dean Frankel	Global Head of Real Estate Securities	Global Head of Real Estate Securities, CenterSquare

Lovell Minnick, 150 N. Radnor Chester Road, Suite A200, Radnor, Pennsylvania 19087, is an independent private equity firm providing buyout and growth capital to developing companies in the global financial services industry. Lovell Minnick has in-depth asset management industry knowledge and broad operating experience. Lovell Minnick was founded in 1999 and has invested in over twenty asset managers since its inception, and its portfolio companies have managed assets in a variety of formats including open-end and closed-end registered investment companies, institutional separate accounts, UCITS, wrap programs, hedge funds and other investment vehicles.

No Trustee has, or has had, any material in, or a material interest in a material transaction or proposed transaction with CenterSquare, Lovell Minnick, or CSIM since the beginning of the Fund’s most recently completed fiscal year.

The Interim Agreement

The current Interim Agreement for the Fund between the Adviser and CenterSquare was unanimously approved by the Board, including the Independent Trustees, at an in-person Board meeting held on November 20, 2017. The Board discussed the Transaction, and the Adviser recommended the approval of the Interim Agreement and the New Sub-Advisory Agreement in connection with the automatic termination of the Previous Agreement. Prior to the approval of the Interim Agreement, CSIM served as a sub-adviser to the Fund pursuant to the Previous Agreement approved by the Board and the Fund’s initial shareholder on May 12, 2014.

The terms of the Previous Agreement, the Interim Agreement, and the New Sub-Advisory Agreement are substantively similar. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to CenterSquare under the Interim Agreement and the New Sub-Advisory Agreement will be the same as that payable by the Adviser to CSIM under the Previous Agreement. During the November 20, 2017 Board meeting, CenterSquare represented to the Board that there will be no diminution in the nature, extent or quality of the services provided to the Fund as a result of the Transaction. The services provided by CenterSquare under the Interim Agreement are identical to the services provided by CSIM under the Previous Agreement.

There are no material differences between the Previous Agreement and the Interim Agreement, except for the term and termination provisions. In addition, as discussed further below, the Interim Agreement contains provisions required by Rule 15a-4 under the 1940 Act, which state that the fee payable by the Adviser to CenterSquare must be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Agreement is in effect. Under the terms of the Interim Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the sub-advisory fee otherwise payable under the Interim Agreement is held in an interest-bearing escrow account to be paid to CenterSquare pending approval of the New Sub-Advisory Agreement by shareholders of the Fund; (ii) the term of the Interim Agreement is the earlier of 150 days from the effective date of the agreement, January 2, 2018, or the date on which the New Sub-Advisory Agreement is approved by the shareholders of the Fund; and (iii) the Interim Agreement may be terminated by the Board on 10 days’ written notice to CenterSquare. If shareholders of the Fund do not approve the New Sub-Advisory Agreement within 150 days from the date of the Interim Agreement, CenterSquare will be paid the lesser of the costs incurred in performing services under the Interim Agreement or the total amount in the escrow account, including interest earned.

Pursuant to the Interim Agreement and as under the Previous Agreement, CenterSquare will receive fees as follows until assets under advisement by CenterSquare exceed $25 million: 0.65% for up to $50 million in assets under advisement, 0.50% for $50 million to $100 million in assets under advisement, and 0.45% for $100 million or more in assets under advisement. Under the terms of the Interim Agreement, CenterSquare will receive fees as follows once assets under advisement by CenterSquare exceed $25 million: 0.50% for up to $50 million in assets under advisement, 0.45% for $50 million to $100 million in assets under advisement, 0.40% for $100 million to $150 million in assets under advisement, and 0.35% for $150 million or more in assets under advisement. As of March 19, 2018, approximately $350,000 in sub-advisory fees will be held in escrow for CenterSquare, and no sub-advisory fee payments have been paid since the Effective Date.

The New Sub-Advisory Agreement

The following discussion is a description of the material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached as Attachment A to this Proxy Statement.

The New Sub-Advisory Agreement was approved by the Board at the November 20, 2017 Board meeting. When evaluating the reasonableness of the New Sub-Advisory Agreement, the Board considered multiple factors related to the reasonableness of the New Sub-Advisory Agreement, as further described below, including the nature of the services provided by CenterSquare, as well as the costs of such services and the profits to be realized by CenterSquare in providing such services. If the New Sub-Advisory Agreement is approved, CenterSquare will pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus. The services to be provided by CenterSquare under the New Sub-Advisory Agreement are the same as the services provided by CSIM under the Previous Agreement.

The New Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Sub-Advisory Agreement may be terminated at any time on at least 60 days prior written notice to CenterSquare, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and further, it may be terminated at any time by the Adviser, on at least 60 days prior written notice to CenterSquare, and subject to certain termination conditions as agreed to between the Adviser and CenterSquare. CenterSquare may terminate the New Sub-Advisory Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Adviser and the Fund. In addition, the New Sub-Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Sub-Advisory Agreement and as under the Previous Agreement and the Interim Agreement, CenterSquare will receive fees as follows until assets under advisement by CenterSquare exceed $25 million: 0.65% for up to $50 million in assets under advisement, 0.50% for $50 million to $100 million in assets under advisement, and 0.45% for $100 million or more in assets under advisement. Under the terms of the New Sub-Advisory Agreement, CenterSquare will receive fees as follows once assets under advisement by CenterSquare exceed $25 million: 0.50% for up to $50 million in assets under advisement, 0.45% for $50 million to $100 million in assets under advisement, 0.40% for $100 million to $150 million in assets under advisement, and 0.35% for $150 million or more in assets under advisement. During the fiscal year ended September 30, 2017, CSIM received $656,699 in sub-advisory fees from the Fund.

Like the Previous Agreement, the New Sub-Advisory Agreement, if approved by shareholders as proposed, will continue to provide that CenterSquare is not liable for any error of judgment or for any loss suffered by the Adviser or the Fund in connection with the performance of the New Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on CenterSquare’s part in the performance of, or from reckless disregard by CenterSquare of its obligations and duties under, the New Sub-Advisory Agreement.

The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read the New Sub-Advisory Agreement. The description of the New Sub-Advisory Agreement in this Proxy Statement is only a summary. If the New Sub-Advisory Agreement with CenterSquare is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment sub-advisory agreement.

Evaluation by the Fund’s Board

At a meeting of the Board on November 20, 2017, the Board, including the Independent Trustees, discussed and approved the New Sub-Advisory Agreement between the Adviser and CenterSquare. The Board, including the Independent Trustees, also discussed and approved the Interim Agreement for the Fund in order for CenterSquare to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of these agreements was in the best interests of the Fund and its shareholders.

In connection with the November 20, 2017 Board meeting and in accordance with Section 15(c) of the 1940 Act, the Board represented, and the Adviser, CenterSquare and CSIM provided materials relating to the Transaction, CenterSquare, CSIM and Lovell Minnick in connection with the Board’s consideration of whether to approve the New Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on CenterSquare and CSIM as well as information regarding Lovell Minnick. The Board noted that the services provided under the New Sub-Advisory Agreement will be identical to those provided under the Previous Agreement. In addition, the sub-advisory fee under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Previous Agreement. CenterSquare represented that under the New Sub-Advisory Agreement there would be no diminution in services provided by CenterSquare to the Fund or changes in the fee payable by the Adviser to CenterSquare as a result of the Transaction. It was noted that the Transaction would comply with Section 15(f) of the 1940 Act in that 75% or more of the Board was not comprised of “interested persons” (as defined in the 1940 Act) of CenterSquare or CSIM and would remain so for three years following the Effective Date, and that no “unfair burden” (as defined in the 1940 Act) would be imposed on the Fund by CenterSquare during the two-year period following the Effective Date.

In considering whether to approve the New Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by CenterSquare; (2) the investment performance of the Fund and CSIM, as CenterSquare’s predecessor; (3) the costs of the services to be provided and profits to be realized by CenterSquare and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) CenterSquare’s practices regarding brokerage and portfolio transactions; and (6) CenterSquare’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

(1)	The nature, extent, and quality of the services to be provided by CenterSquare. At the November 20, 2017 Board meeting, the Board received and considered information regarding the fact that the nature, extent and quality of services to be provided to the Fund by CenterSquare under the New Sub-Advisory are the same as under the Previous Agreement and would not change as a result of the Transaction. The Trustees considered the responsibilities of CenterSquare under the New Sub-Advisory Agreement and reviewed the services provided to the Fund including, without limitation, CenterSquare’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that CenterSquare assists the Adviser in seeking to achieve the Fund’s investment objective to generate a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by pursuing strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that CenterSquare seeks to invest the Fund’s assets across a diversified set of public real estate securities. The Board concluded that the Fund will continue to benefit from the quality and experience of CenterSquare’s investment professionals that will continue to provide services to the Fund after the Transaction as employees of CenterSquare. After reviewing the foregoing information and further information in the memorandum from CenterSquare (e.g., CenterSquare’s Form ADV and descriptions of the firm’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by CenterSquare were satisfactory and appropriate for the Fund.

(2)	The investment performance of the Fund and CSIM, as CenterSquare’s predecessor. The Trustees discussed the performance of the public investments portion of the Fund, noting that the public sleeve had recently suffered from significant market volatility, but that CSIM appeared to have invested in a portfolio that was focused on and would provide strong longer term returns. The Board noted the Adviser’s confidence in the ability of CenterSquare to provide the Fund strong returns over the long term. After discussion of this performance and related matters, the Board concluded that the investment performance of CSIM was satisfactory.

(3)	The costs of the services to be provided and profits to be realized by CenterSquare and its affiliates from the relationship with the Fund. The Trustees evaluated CenterSquare’s staffing, personnel, and methods of operating; the education and experience of CenterSquare’s personnel; CenterSquare’s compliance programs, policies, and procedures; the financial condition of CenterSquare; the level of commitment to the Fund and CenterSquare by the principals of CenterSquare; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees reviewed the balance sheet of CenterSquare and discussed the financial stability and profitability of the firm. The Trustees also considered potential benefits for CenterSquare in managing the Fund, including promotion of CenterSquare name, the ability for CenterSquare to place small accounts into the Fund, and the potential for CenterSquare to generate soft dollars from Fund trades that may benefit CenterSquare’s other clients. The Trustees noted that the Adviser paid the fee to CenterSquare out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses was the appropriate vehicle to compare to other funds. The Board recalled their deliberations relating to the Adviser’s cost of services and noted that CenterSquare’s fee, as part of the Adviser’s fee, was similar to the management fees for funds with similar investment strategies. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to CenterSquare by the Fund were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4)	The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with CenterSquare and noted that the sub-advisory fees contained break points, under which the Adviser pays CenterSquare lower fees as a percentage of assets at higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare.

(5)	CenterSquare’s practices regarding brokerage and portfolio transactions. The Trustees reviewed CenterSquare standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with CenterSquare; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that CenterSquare’s practices regarding brokerage and portfolio transactions were satisfactory.

(6)	CenterSquare’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and CenterSquare’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of CenterSquare’s code of ethics. Following further consideration and discussion, the Board indicated that CenterSquare’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Having requested and received such information from CenterSquare as the Trustees believed to be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement, the Board, including the Independent Trustees, approved the New Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.

Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides that when a sale of an interest in a sub-adviser of a registered investment company occurs that results in an assignment of an investment sub-advisory agreement, the sub-adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the sub-adviser or the predecessor sub-adviser. Each Trustee is not an “interested person” of CenterSquare or CSIM and the Board has no current intention to change the Board’s composition during the three-year period after the Effective Date in a manner that would cause the Board to fail this requirement. Second, an “unfair burden” (as defined in the 1940 Act) must be not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the sub-adviser (or predecessor or successor sub-adviser), or any “interested person” (as defined in the 1940 Act) of such sub-adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The sub-advisory fee under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Interim Agreement and Previous Agreement and there is no intention to increase the sub-advisory fee to the management fee payable to the Adviser during the two-year period after the Effective Date.

Conclusion

The Board believes approval of the New Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

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REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

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VOTING INFORMATION

Voting Procedures

Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting in person. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by internet or telephone via the instructions in the enclosed proxy card.

The holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting (a “quorum”) must be present (in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be made for a period exceeding 120 days after the Record Date. In determining whether to adjourn the Special Meeting with respect to the Proposal, the following factors may be considered: the nature of the Proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund’s shares eligible to vote that are represented at the Special Meeting in person or by proxy.

The person named as proxy will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the Proposal to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on the Proposal to be considered at the adjourned meeting. By voting for the Proposal, a shareholder is giving the person named as proxy the discretion to vote in favor of any required adjournment of the Special Meeting to obtain a quorum.

If a proxy represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for the Proposal and any other shareholder proposal that may come before the Special Meeting; therefore, abstentions and broker non-votes are, effectively, counted as shares voting against the Proposal and any other shareholder proposal that may come before the Special Meeting. Unsigned proxies will not be considered present at the Special Meeting.

The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholder Proposals

The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.

A shareholder proposal intended to be presented at any future meetings of the Fund’s shareholders should be sent to the Fund at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The Fund does not hold annual meetings of shareholders.

Revocation of Proxy

A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, telephone, or internet. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation during the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Proxy Solicitation; Expenses

The Fund’s Board is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and CenterSquare without additional compensation or, if necessary, a commercial firm retained for this purpose. CenterSquare will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this Proxy Statement and the enclosed materials for the Fund. The Fund intends to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. The Fund has engaged Mediant Communications, Inc. for inquires, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Special Meeting at an approximate cost of $72,500.

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ADDITIONAL INFORMATION

Voting Securities

The Fund is a continuously offered, non-diversified, closed-end investment management company that is operated as an interval fund. As of February 6, 2018, the Record Date, there were 75,484,650 shares of the Fund outstanding and entitled to vote at the Special Meeting. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.

Principal Holders of Voting Securities

To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Trust to be the beneficial or record owner of more than five percent of any class of shares of the Fund. No person is known by the Trust to be the beneficial or record owner of more than 5% of the Class M shares of the Fund. As of the Record Date, the Fund's Trustees and officers, except for Mr. Shields, did not own shares of the Fund.

 Class A Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	9,945,811 Shares	40.90%
National Financial Services LLC FEBO Attn: Mutual Funds Department 499 Washington Blvd. Floor 4 Jersey City, NJ 07310-1995	3,639,719 Shares	14.97%
Charles Schwab & Company, Inc. Special Custody Accounts FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	2,264,311 Shares	9.31%

Class C Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing LLC FBO Friedrick Daichendt IRA 4506 E. Blanche Dr. Phoenix, AZ 85032-4878	6,906,136 Shares	41.39%
National Financial Services LLC FEBO Attn: Mutual Funds Department 499 Washington Blvd. Floor 4 Jersey City, NJ 07310-1995	2,593,480 Shares	15.54%

 Class I Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	6,209,207 Shares	23.31%
National Financial Services LLC FEBO Fairfax Company LTD 1325 Stone Rd. Apt. 301 Tallahassee, FL 32303-3941	5,849,336 Shares	21.96%
Charles Schwab & Company, Inc. Special Custody Accounts FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	2,264,285 Shares	8.50%
Trust Company of America FBO #608 PO Box 6503 Englewood, CO 80155-6503	1,656,910 Shares	6.22%
Griffin Capital Vertical Partners L.P. 1520 E. Grand Ave. El Segundo, CA 90245-4341	1,452,097 Shares	5.45%

Class L Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	238,982 Shares	26.49%
National Financial Services LLC 499 Washington Blvd. Jersey City, NY 07310-1995	89,548 Shares	9.92%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

The Fund’s Investment Adviser and Principal Underwriter

The current investment adviser for the Fund is Griffin Capital Advisor, LLC, located at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245. The Adviser was formed in August 2013 and commenced operations in March 2014 and is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended. The Adviser is an indirect majority-owned subsidiary of Griffin Capital Company, LLC (“Griffin Capital”). Griffin Capital is a leading alternative investment asset manager with approximately $9.6 billion in assets under management as of September 30, 2017. Founded in 1995, the privately held firm is led by a seasoned team of senior executives with more than two decades of investment and real estate experience and who collectively have executed more than 650 transactions valued at over $22 billion.

The Fund’s principal underwriter is ALPS Distributors, Inc., with an address at 1290 Broadway, Suite 1100, Denver, CO 80203.

Other Fund Service Providers

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as administrator and accounting agent pursuant to a fund services agreement. DST Systems, Inc., located at 333 W. 11th Street, Kansas City, Missouri 64105, serves as the Fund’s transfer agent.

Payments to Affiliated Brokers

During the fiscal year ended September 30, 2017, the Fund paid $6,736 in affiliate party brokerage commissions.

Shareholder Reports

The Fund’s annual and semi-annual reports are available upon request, without charge, by calling the Fund toll free at 1-888-926-2688.

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OTHER MATTERS

The Board is not aware of any other matters which may come before the Special Meeting. However, should any such matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgement on such matters.

The Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for the Fund’s next shareholder meeting subsequent to this Special Meeting, if any, must submit such proposals within a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting and meet certain requirements. Under the proxy rules of the SEC, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Fund of any such proposal. The fact that the Fund receives a shareholder proposal in a timely manner does not, however, ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

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IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

March 21, 2018

By Order of the Board of Trustees

/s/ Randy Anderson

Randy Anderson
Secretary

ATTACHMENT A

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT
BY AND AMONG
GRIFFIN CAPITAL ADVISOR, LLC

AND
CENTERSQUARE INVESTMENT MANAGEMENT LLC

THIS INVESTMENT SUB-ADVISORY AGREEMENT (this “Agreement”) is made and entered into this [ ], by and among Griffin Capital Advisor, LLC, a Delaware limited liability company (the “Adviser”) and CenterSquare Investment Management LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser and the Sub-Adviser are investment advisers that are registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services;

WHEREAS, the Adviser has been retained to act as the investment adviser to Griffin Institutional Access Real Estate Fund (the “Fund”), a continuously offered, non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an Investment Advisory Agreement, dated May 12, 2014 (the “Advisory Agreement”);

WHEREAS, Section 2 of the Advisory Agreement permits the Adviser, subject to the approval, supervision and direction of the Fund’s Board of Trustees (the “Board” or the “Trustees”), to delegate certain of its duties thereunder to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in fulfilling certain of its obligations under the Advisory Agreement, and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Engagement and Obligations of Sub-Adviser.

(a) Retention of Sub-Adviser. The Adviser hereby appoints and retains the Sub-Adviser to act as a sub-adviser to the Adviser and to provide the following services for the period and on the terms and conditions set forth in this Agreement.

(b) Services. The Sub-Adviser agrees to perform the following services (the “Services”):

(i)	subject to the supervision of the Fund’s Trustees and the Adviser, the Sub-Adviser will provide a continuous investment program, subject to the investment policies and limitations of the Fund as the same may be revised from time to time, for the portion of the Fund’s portfolio allocated to the Sub-Adviser by the Adviser and make all decisions and determine the composition of the assets of such portion of the Fund’s portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in such portion of the Fund’s portfolio in Sub-Adviser’s full discretion;

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(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Adviser’s duty to seek “best execution” on behalf of the Fund, of portfolio securities for the portion of the Fund’s portfolio allocated to the Sub-Adviser;

(iii)

provide the Adviser and the Fund with records concerning the Sub-Adviser’s activities under this Agreement, which the Adviser and the Fund are required to maintain under applicable law or regulation; and

(iv)	render regular reports to the Adviser and the Trustees concerning the Sub-Adviser’s discharge of the foregoing responsibilities.

The Sub-Adviser shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Fund and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus (the “Prospectus”), as the same may be amended from time to time and provided to the Sub-Adviser; and (iii) with all applicable laws and regulations. All Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Adviser or through such other parties as the Sub-Adviser may determine from time to time.

(c) Expenses and Personnel. The Sub-Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(d) Books and Records. All books and records prepared and maintained by the Sub-Adviser for the Adviser and/or the Fund under this Agreement shall be the property of the Adviser and/or the Fund and, upon request therefor, the Sub-Adviser shall surrender to the appropriate party such of the books and records so requested, however, the Sub-Adviser will be permitted to keep copies of any such books and records as required by the Advisers Act.

2.	Compensation.

The Adviser will pay to the Sub-Adviser an investment advisory fee (the “Fee”) equal to an annualized rate of the average daily net assets of the Fund as set forth in Schedule A. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Adviser by the Adviser on a quarterly basis within a specified period of time at the conclusion of each quarter as agreed to between the Adviser and Sub-Adviser. The Fund will not pay a direct fee to the Sub-Adviser. The payment of the Fee contemplated hereunder, as between the Adviser and the Fund, shall be the responsibility of the Adviser.

3.	Status of Investment Sub-Adviser.

The services of the Sub-Adviser to the Adviser, and the Fund are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Fund are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent of the Adviser or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Adviser or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4.	Permissible Interests.

Trustees, agents, and stockholders of the Fund and the Adviser are or may be interested in the Sub-Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Adviser are or may be interested in the Adviser or the Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Adviser or the Fund as a stockholder or otherwise.

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5.	Limits of Liability; Indemnification.

The Sub-Adviser assumes no responsibility under this Agreement other than to render the Services called for hereunder. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Adviser or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (the “1933 Act”), except for information supplied by the Sub-Adviser for inclusion therein.

The Sub-Adviser will indemnify the Adviser and its directors, members, partners, officers, employees and agents (the “Adviser Parties”) against and hold the Adviser Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Adviser Parties’ (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

The Adviser will indemnify the Sub-Adviser and its directors, members, partners, officers, employees and agents (the “Sub-Adviser Parties”) against and hold the Sub-Adviser Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Adviser Parties’ willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s obligations and duties under this Agreement

6.	Duration and Termination of Agreement.

This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund. This Agreement shall remain in effect for an initial term of two years from the date of its effectiveness, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Adviser, on at least 60 days prior written notice to the Sub-Adviser, and subject to certain termination conditions as agreed to between the Adviser and Sub-Adviser. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Adviser and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Advisory Agreement.

7.	Amendments.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities.

8.	Entire Agreement; Governing Law.

This Agreement by and between the Sub-Adviser and the Adviser contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws.

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9.	Regulatory Reporting.

The Adviser hereby acknowledges that (a) it has received a copy of the Sub-Adviser’s Brochure and Brochure Supplement (Form ADV Part 2A and 2B), and (b) consents to receive the Sub-Adviser’s Form ADV Part 2A and 2B and other regulatory reporting via e-mail.

10.	Representations and Warranties.

(a) Representations and Warranties of the Sub-Adviser. The Sub-Adviser hereby represents and warrants to the Adviser and the Fund as follows: (i) the Sub-Adviser is a limited liability company duly organized and in good standing under the laws of the State of Pennsylvania and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b) Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Sub-Adviser as follows: (i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

11.	Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction by a court decision, statute, rule or otherwise, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

12.	Notice.

Notices of any kind to be given to the Adviser hereunder by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to 1520 E. Grand Avenue, El Segundo, CA 90245, or to such other address or to such individual as shall be so specified by the Adviser to the Sub-Adviser. Notices of any kind to be given to the Sub-Adviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462 or at such other address or to such individual as shall be so specified by the Sub-Adviser to the Adviser. Notices of any kind to be given to the Fund hereunder by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Griffin Institutional Access Real Estate Fund, Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245, Attn: Secretary, or to such other address or to such individual as shall be so specified by the Fund to the Sub-Adviser. Notices shall be effective upon delivery.

13.	Notice of Certain Changes in Sub-Adviser.

The Sub-Adviser is hereby obligated to promptly notify the Fund and Adviser if there is a material change in the Sub-Adviser’s senior executive personnel, within a reasonable time after such change takes place. With respect to any transaction involving the sale of the voting securities of the Sub-Adviser or other corporate event that may be deemed to cause an “Assignment,” as such term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement, the Sub-Adviser shall notify the Adviser prior to the consummation of any such event in order for the Adviser to determine whether or not the approval of Fund shareholders is required for the continuation of this Agreement. To the extent that Fund shareholder approval is required for the continuation of this Agreement solely as a result of any such transaction or corporate event, the costs (not to exceed $25,000 per solicitation) of any such solicitation shall be borne by the Sub-Adviser.

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14.	Counterparts.

This Agreement may be executed in any number of counterpart signature pages (including facsimile counterparts), each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

[Remainder of page intentionally left blank; Signature page to follow]

5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

GRIFFIN CAPITAL ADVISOR, LLC

By:
Name:
Title:

CENTERSQUARE INVESTMENT MANAGEMENT LLC

By:
Name:
Title:

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Schedule A

Fee Schedule until assets under Sub-Adviser management reach $25 million

0.65% of the Fund’s assets managed by the Sub-Adviser until such assets reach $50 million

0.50% of the Fund’s assets managed by the Sub-Adviser until such assets reach $100 million

0.45% of the Fund’s assets managed by the Sub-Adviser once such assets exceed $100 million

Fee Schedule once assets under Sub-Adviser management exceed $25 million

0.50% of the Fund’s assets managed by the Sub-Adviser until such assets reach $50 million

0.45% of the Fund’s assets managed by the Sub-Adviser until such assets reach $100 million

0.40% of the Fund’s assets managed by the Sub-Adviser until such assets reach $150 million

0.35% of the Fund’s assets managed by the Sub-Adviser once such assets exceed $150 million

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Exhibit A

Brokerage Placement Policy of the Sub-Adviser

It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution,” which means prompt and efficient execution of the transaction at the best obtainable price and taking into account all relevant factors and considerations of the specific transaction, with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker. Consistent with this policy, and when selecting a broker the Sub-Adviser will take relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and research and research support provided by the broker-dealer. The Adviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as interpreted by the SEC, and to cause the Account to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund and other client accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act).

If the Sub-Adviser decides to purchase or sell the same securities for the Fund and other clients in a similar investment strategy or mandate as determined by the Sub-Adviser, the Sub-Adviser may combine orders to allow for lower commission rates or other transaction charges. Under this trade aggregation, the Fund will receive the average price and transaction cost negotiated for the combined order and will allocate securities to the Fund in proportion to the size of the order placed for the Fund and other clients in the same strategy or mandate. The Fund’s Trade Allocation Procedures are disclosed in Form ADV Part 2.

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GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

1520 E. Grand Avenue, El Segundo, CA 90245

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET

Go To: **www.proxypush.com/realestatefund**

- Cast your vote online.
- **Have your Proxy Card ready**.
- Follow the simple instructions to record your vote.

PHONE

Call **1-866-858-9058**

- Use any touch-tone telephone, 24 hours a day, 7 days a week.
- **Have your Proxy Card ready**.
- Follow the simple recorded instructions.

MAIL

- Mark, sign and date your Proxy Card.
- Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window.

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

⇩ **Please fold here—Do not separate** ⇩

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
SPECIAL MEETING OF SHAREHOLDERS—APRIL 30, 2018

The undersigned shareholder of Griffin Institutional Access Real Estate Fund hereby appoints Howard S. Hirsch as a proxy for the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Griffin Institutional Access Real Estate Fund to be held on April 30, 2018 at 10:00 a.m., Pacific Time, at the offices of the Fund, located at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited on behalf of the Griffin Institutional Access Real Estate Fund's Board of Trustees. In their discretion, the proxy is authorized to vote upon such other business as may properly come before the Special Meeting, including matters incident to its conduct.

Scan code for mobile voting

PLEASE BE SURE TO MARK, SIGN AND DATE THIS CARD ON THE REVERSE SIDE

PXY-GIAREF

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

This communication presents only an overview of the more complete proxy materials that are available to you in this packet and on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement is available at: www.proxypush.com/realestatefund

If you would like to speak to a live representative and cast your vote, please call 1-844-239-1300 Monday-Thursday 9am-10pm EDT, Friday 9am-6pm EDT and Saturday 10am-6pm EDT

PLEASE AUTHORIZE YOUR PROXY TODAY!

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Fund is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature Date

Signature Date

YOUR VOTE IS IMPORTANT! PLEASE BE SURE TO SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!

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